Exhibit 99.1
   Granite Considerations---Granite Overview

   Safe Harbor  Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Rayonier Advanced Materials’ future events, developments, or financial or operational performance or results, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “should,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those listed below. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Report on Form 10-K and our other filings and submissions to the SEC, which provide much more information and detail on the risks described below. If any of the events described in the following risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. These risks and events include, without limitation: Our businesses we operate are highly competitive and many of them are cyclical, especially in commodity markets, which may result in fluctuations in pricing and volume that can adversely impact our business, financial condition and results of operations; Our ten largest customers represent approximately 35% of our 2018 revenue, and the loss of all or a substantial portion of our revenue from these large customers could have a material adverse effect on us; A material disruption at one of our major manufacturing facilities could prevent us from meeting customer demand, reduce our sales and profitability, increase our cost of production and capital needs, or otherwise adversely affect our business, financial condition and results of operation; Changes in raw material and energy availability and prices could affect our results of operations and financial condition; The availability of, and prices for, wood fiber may significantly impact our business, results of operations and financial condition; We are subject to risks associated with manufacturing and selling products and otherwise doing business outside of the United States; Our operations require substantial capital for ongoing maintenance, repair and replacement of existing facilities and equipment; Currency fluctuations may have a negative impact on our business, financial condition and results of operations; Restrictions on trade through tariffs, countervailing and anti-dumping duties, quotas and other trade barriers, in the United States and internationally, especially with respect to China, Canada and as a result of “Brexit”, could adversely affect our ability to access certain markets and otherwise impact our results of operations; We depend on third parties for transportation services and increases in costs and the availability of transportation could adversely affect our business; Our business is subject to extensive environmental laws, regulations and permits that may restrict or adversely affect our ability to conduct our business; The impacts of climate-related initiatives remain uncertain at this time; Our failure to maintain satisfactory labor relations could have a material adverse effect on our business; We are dependent upon attracting and retaining key personnel, the loss of whom could adversely affect our business; Failure to develop new products or discover new applications for our existing products, or our inability to protect the intellectual property underlying such new products or applications, could have a negative impact on our business; Risk of loss of the Company’s intellectual property and sensitive business information, or disruption of its manufacturing operations, in each case due to cyberattacks or cyber security breaches, could adversely impact the Company; We may need to make significant additional cash contributions to our retirement benefit plans if investment returns on pension assets are lower than expected or interest rates decline, and/or due to changes to regulatory, accounting and actuarial requirements; We have significant debt obligations that could adversely affect our business and our ability to meet our obligations; The phase-out of LIBOR as an interest rate benchmark could result in an increase to our borrowing costs; Challenges in the commercial and credit environments may materially adversely affect our future access to capital; We may need additional financing in the future to meet our capital needs or to make acquisitions, and such financing may not be available on favorable terms, if at all, and may be dilutive to existing stockholders; and the inability to effectively integrate the Tembec acquisition and meet our financial objectives therefrom, and any future acquisitions we may make, may affect our results. Other important factors that could cause actual results or events to differ materially from those expressed in forward-looking statements that may have been made in this document are described or will be described in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Rayonier Advanced Materials assumes no obligation to update these statements except as is required by law.  2

 Non-GAAP Financial Measures  These presentation materials contain certain non-GAAP financial measures, including EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted free cash flows, adjusted operating income, adjusted net income, adjusted net income per share, adjusted diluted earnings per share and adjusted net debt. These non-GAAP measures are reconciled to each of their respective most directly comparable GAAP financial measures in the appendix of these presentation materials.We believe these non-GAAP measures provide useful information to our board of directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes. We do not consider these non-GAAP measures an alternative to financial measures determined in accordance with GAAP. The principal limitations of these non-GAAP financial measures are that they may exclude significant expenses and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expenses and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management provides reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures. Non-GAAP financial measures should not be relied upon, in whole or part, in evaluating the financial condition, results of operations or future prospects of the Company.  3

 Granite Considerations---Granite Overview  Agenda  9:00 AM  Welcome  Mickey Walsh, Treasurer & VP Investor Relations  9:05 AM  Company Overview & Strategy  Paul Boynton, Chairman, President & CEO  9:30 AM  High Purity Cellulose – Commercial  Dr. Erin Byers, SVP High Purity Cellulose  9:45 AM  High Purity Cellulose – Manufacturing  Bill Manzer, SVP Manufacturing Operations  10:00 AM  Questions & Answer Session    10:15 AM  High Yield Pulp  Ken Duffy, VP Sales & Marketing High Yield Pulp  10:30 AM  Forest Products & Paper   Chris Black, SVP Forest Products & Paper  10:45 AM  Sustainability  Carla Yetter, VP Environmental & Regulatory Affairs  11:00 AM  Questions & Answer Session     BREAK      11:20 AM  Strategic Pillars  Frank Ruperto, CFO & SVP, Finance and Strategy  11:45 AM  Closing Comments  Paul Boynton, Chairman, President & CEO  12:00 PM  Questions & Answer Session    4

 Investor Day – 2019     Paul Boynton Chairman, President & Chief Executive Officer

 Values and visionYou know us better than you thinkOver 90 years of continuous improvement and innovationRYAM today…Strategy to drive growth and valueGo-to-Market strategyPillars of growthPortfolio evaluationDisciplined capital allocation  Rayonier Advanced MaterialsNYSE Investor Day  6

 Granite Considerations---Granite Overview  Strategy to Drive Growth & Shareholder Value  Go-to-Market Strategy  Strategic Pillars  Capital Allocation  Portfolio Evaluation  Achieve long-term EBITDA growth in High Purity Cellulose of mid to high single digits    Evaluate strategic alternatives for certain commodity assets  Disciplined allocation supports shareholder value      7

 Creating value by applying science to nature.   Our Values  Integrity  Accountability  Quality  People  Our Vision  z  z  z      8  From Renewable to RemarkableTM

 9  You already know us…        Paint  High Tenacity Rayon Textile Cord for Tires  Highly Mercerized Fibers for Air and Oil Filters  9

   10  You already know us…    Protective Polarizing Film for LCD Screens  10

 You already know us…    Time Release CoatingSpacing Agent in Pharmaceuticals  Thickening Agents  11

 You already know us…  Food Safe Sausage Casing  Sponge Fibers  Dietary Foods  12

     Over 90 Years of Creating Value  13

 Rayonier Advanced MaterialsContinuous Improvement and Innovation  1926 – Rainier Pulp and Paper Company  14

A Look Through Our History


RAINIER PULP & PAPER COMPANY





1926	1931	1939	1954	1950s	1960s	1970s	1980s	1990s	2000s	2014	2017
Rainier Pulp and Paper Company founded	Partnered with DuPont to produce cellulose for rayon fibers **renamed Rayonier**	Fernandina Beach plant opens	Jesup plant Started	First viscose grades at Tartas	Co-developed “fluff” pulp with J&J	Acetate growth due to cigarette filters and photographic film	First high IV ethers grades in Temiscaming	Acetate for LCD applications	Novathin® cores developed for absorbent materials market	Rayonier Advanced Materials becomes stand alone company	Rayonier Advanced Materials acquires Tembec


Johnson's
disposable diapers
NEWBORN

RAYONIER Advanced Materials

15

 A Look Through Our History  1926  1931  1939  1954  1950s  1960s  1970s  1980s  1990s   2000s  2014  2017  First viscose grades at Tartas   Co-developed “fluff” pulpwith J&J   Acetate growth due to cigarette filters and photographic film    First high IV ethers grades in Temiscaming   Rayonier Advanced Materials becomes stand alone company   Novathin® cores developed for absorbent materials market   Rayonier Advanced Materials acquires Tembec  Acetate for LCD applications  Partnered with DuPont to produce purified cellulose from hemlock for rayon industry  16

 Rainier Pulp and Paper Company founded    1926  1931  1939  1954  1950s  1960s  1970s  1980s  1990s   2000s  2014  2017  Partnered with DuPont to produce cellulose for rayon fibers renamed Rayonier   Improved Fluff with J&J   Rayonier Advanced Materials becomes stand alone company   Novathin® cores developed for absorbent materials market   Rayonier Advanced Materials acquires Tembec  Partnered with J&J to optimize an absorbent fiber in the first development of disposable baby diapers   17  A Look Through Our History

 Rainier Pulp and Paper Company founded    Fernandina Beach plant opens  1926  1931  1939  1954  1950s  1960s  1970s  1980s  1990s   2000s  2014  2017  Partnered with DuPont to produce cellulose for rayon fibers renamed Rayonier  First viscose grades at Tartas   Acetate growth due to cigarette filters and photographic film     Rayonier Advanced Materials becomes stand alone company   Novathin® cores developed for absorbent materials market  Acetate for LCD applications  NovaThin® patented absorbent cores    18  A Look Through Our History

 Fernandina Beach plant opens  Rainier Pulp and Paper Company founded  Partnered with DuPont to produce cellulose for rayon fibers renamed Rayonier    Jesup plant Started  First viscose grades at Tartas  Co-developed “fluff” pulpwith J&J   Acetate growth due to cigarette filters and photographic film  Perfected ultra high purity acetate for LCD screens  19      1926  1931  1939  1954  1950s  1960s  1970s  1980s  1990s   2000s  2014  2017  A Look Through Our History

A Look Through Our History


RAINIER PULP & PAPER COMPANY





1926	1931	1939	1954	1950s	1960s	1970s	1980s	1990s	2000s	2014	2017

- **1926** – Rainier Pulp and Paper Company founded
- **1931** – Partnered with DuPont to produce cellulose for rayon fibers **renamed Rayonier**
- **1939** – Fernandina Beach plant opens
- **1954** – Jesup plant Started
- **1950s** – First viscose grades at Tartas
- **1960s** – Co-developed “fluff” pulp with J&J
- **1970s** – Acetate growth due to cigarette filters and photographic film
- **1980s** – First high IV ethers grades in Temiscaming
- **2000s** – Novathin® cores developed for absorbent materials market
- **2017** – Rayonier Advanced Materials acquires Tembec

RYAM introduces XV20 - highest viscosity wood-based ethers pulp available


Johnson's
disposable
diapers
NEWBORN

RAYONIER
Advanced Materials.

20

Who we are today…

At A Glance

- **Global HQ**
  Jacksonville, FL
- **Canadian HQ**
  Montreal, QC
- **R&D Locations**
  US and France
- **Manufacturing Facilities**
  17 in the US, Canada and France
- **Sales Offices**
  US, Canada, London, Tokyo and Shanghai
- **Employees**
  4,200
- **NYSE Ticker**
  RYAM



Global Headquarters
Canadian Headquarters
High Purity Cellulose Plant
Pulp & Paper Products Facility
Forest Products Facility
Fiber Facility
Sales/Research & Development
Matane, QC
Kapuskasing, ON
Hearst, ON
Cochrane, ON
La Sarre, QC
Chapleau, ON
Bearn, QC
Temiscaming, QC
Montreal, QC
Huntsville, ON
Barnesville, GA
Eastman, GA
Collins, GA
Jesup, GA
Quitman, GA
Fernandina Beach, FL
Jacksonville, FL
Quitman, GA
London, UK
Tartas, France
Tokyo, Japan
Shanghai, China

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 RYAM by the Numbers  2018 Revenue by Geography  2018Adjusted EBITDA by Segment  2018Revenue by Product    High Purity Cellulose    Pulp    Forest Products    Paper  *Revenue by Segment excludes eliminations, Adjusted EBITDA by Segment excludes Corporate segment results  $2.1 billion  $364 million  22

RYAM Diverse Business Segments

	High Purity Cellulose	Forest Products	Paper	Pulp
Products	• Dissolving Wood Pulp o Acetate o Ethers o Specialties o Viscose • Fluff Pulp	• Dimensional Lumber • Framing Materials • Wood Chips • Fuel (Chips, Sawdust, Shavings & Bark)	• Packaging • Multiply Coated Board • Newsprint • Book Paper	• Mechanical Hardwood Pulp (Maple & Aspen)
End Markets				

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 Granite Considerations---Granite Overview  Acquisition of Tembec – November 2017    Complementary product offerings and technical capabilities across High Purity Cellulose gradesAdditional growth opportunities in packaging and forest productsProduct and geographic diversificationStronger, more balanced business with greater scale to drive growthShared vision on safety, operational excellence and environmental stewardship   Attractive purchase price leveraged down by synergies, investment opportunities and strong commodity marketsAnnual cost synergies of $75 million expected to be achieved over 3 years; 50% higher than at announcementIncremental EBITDA benefits of $25 million from strategic capital investmentStrong commodity segments produced $139 million of Adjusted EBITDA in 2018Tembec asset generated $244 million of EBITDA less CapEx* since announcement74% accretion to Adjusted EPS in 2018  Rationale  Results  24  * Operating segments before corporate expenses

 Granite Considerations---Granite Overview  Strategy to Drive Growth & Shareholder Value  Go-to-Market Strategy  Strategic Pillars  Capital Allocation  Portfolio Evaluation  Achieve long-term EBITDA growth in High Purity Cellulose of mid to high single digits    Evaluate strategic alternatives for certain commodity assets  Disciplined allocation supports shareholder value      25

     5 of 8 Major Cellulose Specialties Lines    RYAM to align assets to meet market needs and lower costs  26  Bracell  GP Cellulose  Borregaard  Others DomsjoNipponCosmo

 Cellulose Specialties Pricing  27  Prices settle – potential inflection point  Price $/ADMT  Stabilization  Convergence  27

 Granite Considerations---Granite Overview  Go-to-Market Strategy  Market conditions have changedCS prices have stabilizedAcetate prices at parity with other CS productsGrowth in Cellulose SpecialtiesImprove price and marginsDeliver long-term EBITDA growthReduce exposure to acetate and grow with the market in ethers and other CSExit lowest margin business  Five CS lines to optimize grades and geographies to better serve customers and reduce costsAlign assets toward most productive useConvert Temiscaming plant to commodity products only (except regulated MCC); no acetate or ethersKeep Jesup A focused on Other CS and Tartas on ethers and nitration; cease acetate production on both   Commercial Actions  Asset Realignment  28

 Granite Considerations---Granite Overview  Strategy to Drive Growth & Shareholder Value  Go-to-Market Strategy  Strategic Pillars  Capital Allocation  Portfolio Evaluation  Achieve long-term EBITDA growth in High Purity Cellulose of mid to high single digits    Evaluate strategic alternatives for certain commodity assets  Disciplined allocation supports shareholder value      29

   Granite Considerations---Granite Overview  Strategic Pillars of Growth  $61 million* generated in 2018;On track to deliver $155* million from 2018-2020  *Includes $25 million from Legacy Cost Transformation initiative  Cost Transformation  Reduced costs by $53 million$25 million from legacy plan$28 million from synergiesEstablished Global Improvement Team (GIT) to capture remaining $47 million of costs  New Products  2 commercialized products brought to marketOptisilk – lower cost viscoseXV20 – ultra-high viscose ethers$6 million of incremental EBITDA  Market Optimization  Integrated businesses to make right product in right locationEstablished centers of excellence for sales and manufacturing to drive future value  Investments  $37 million of strategic capital$45 million of debt reduction$72 million of capital returned$29 million of dividends$43 million from buybacks  30

 Granite Considerations---Granite Overview  Strategy to Drive Growth & Shareholder Value  Go-to-Market Strategy  Strategic Pillars  Capital Allocation  Portfolio Evaluation  Achieve long-term EBITDA growth in High Purity Cellulose of mid to high single digits    Evaluate strategic alternatives for certain commodity assets  Disciplined allocation supports shareholder value      31

 Portfolio Evaluation  Portfolio became more diverse with Tembec acquisitionSome assets are integrated with the core High Purity Cellulose businessFormal asset reviewEvaluating highest value owner for certain commodity assets (RYAM or Other)RYAM is prepared to operate and invest in all assets in its current portfolio  32  Evaluating strategic alternatives for certain commodity assets  32

 Granite Considerations---Granite Overview  Strategy to Drive Growth & Shareholder Value  Go-to-Market Strategy  Strategic Pillars  Capital Allocation  Portfolio Evaluation  Achieve long-term EBITDA growth in High Purity Cellulose of mid to high single digits    Evaluate strategic alternatives for certain commodity assets  Disciplined allocation supports shareholder value      33

 Disciplined Capital Allocation    Maintain Assets  $100-110 million of annual capex  Adjusted Free Cash Flow  Return of Capital to Shareholders  Stock buybacks and dividends to maximize long-term shareholder returns  External Strategic Investments  Acquisitions and other investments to complement core business  Investment in the Company  High-return projects designed to enhance competitive position and drive EBITDA growth     Reduce Leverage  Target 2.5x Net Leverage  Value Driven Approach Focused on Risk Adjusted Returns on Invested Capital  Cash Flow From Operations  34

 Granite Considerations---Granite Overview  Strategy to Drive Growth & Shareholder Value  Go-to-Market Strategy  Strategic Pillars  Capital Allocation  Portfolio Evaluation  Launch new “Go-to-Market” strategy designed to:Improved Cellulose Specialties price and marginRealign assets to market needs and sales mixDrive long-term High Purity EBITDA growth  Improve the competitive positioning through the Four Strategic Pillars- Cost transformation - Market optimization- New products - Prudent investments  To include:Formal asset reviewDetermine market value of business segmentsCapture highest value for shareholders  Employ a disciplined and balanced capital allocation strategy focused on:Debt paydownRe-investment Return of capital to shareholders  Achieve long-term EBITDA growth in High Purity Cellulose of mid to high single digits  Evaluate strategic alternatives for certain commodity assets  Disciplined allocation supports shareholder value  35

 High Purity Cellulose Commercial  Erin ByersSVP, High Purity Cellulose

 90 Years Advancing Cellulose Chemistry      Cellulose Polymer Chain    RepeatingUnits  37

           Market Pulp Industry Value Chain*  Dissolving Pulp: Commodity Viscose  6 MMT  58 MMT  7 MMT      Market Pulp Industry: 73 MMT     IncreasingSpecialization& Sales Prices  Source: Hawkins Wright and company estimates* Based on 2017 estimates** Includes Cotton Linter Pulp  RYAM is a market leader in high purity cellulose specialties  CommodityMarket Pulp  Fluff  Dissolving Pulp: Cellulose Specialties  1.6 MMT  38

 *illustrative customers  Global Customer Base        39  Based on sales volumes

 A Renewable Building Block In Everyday Products        40

Exceeding Customer Needs

Performance

- Broadest range of high performance products
- Proprietary high purity technology
- Exacting specifications
- Onsight customer technical support
- Joint product development teams with customers

Reliability

- Reliable supply from multiple plants and multiple lines
- Customer service and supply chain expertise
- Multi-year sales agreements

Customer relationships spanning 9 months to 90 years

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 Cellulose Specialties Product Overview  Products  End Markets  Primary Competitors*  Demand Outlook  Size (000s tons)  Acetate Pulp      ~(1)%  660  Ethers Pulp      3-4%  440  Other CS      2-3%  450  Total Cellulose Specialties        1,550  Cotton Linter Pulp  42  *Other competitors include Domsjo, Nippon, Cosmo  Source: Hawkins Wright and company estimates Based on 2017 estimates Includes Cotton Linter Pulp

 Cellulose Specialties Pricing  43  Convergence of Acetate and Ethers Sales Price  Price $/ADMT  Significant EBITDA impact from price erosion  * Excludes benefits of cost transformation initiatives  43    Stabilization  Convergence

Cellulose Specialties Go-to-Market Strategy

Drive long-term EBITDA growth

- Committed to all Cellulose Specialties products
  - Reduce exposure to declining acetate market
  - Grow with ethers and other CS markets
  - Displace cotton linter pulp to expand ethers volumes
- Improve price and margins
- Exit underperforming business
- Align assets to new Go-to-Market Strategy

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   Commodity Product Overview and Strategy  45  Optimal mix of fluff and viscose based on market conditions and highest margins over timeMaximize commodities at Temiscaming and Jesup C linePositive fixed cost contribution  45  Products  End Markets  Primary Competitors*  Demand Outlook  Size (000s tons)  Viscose    Various  6-7%  6,700  Absorbent Materials      3-4%  5,700  Total Commodities        12,400

Rayonier Advanced Materials History


RAINIER PULP & PAPER COMPANY






Johnson's
disposable
diapers
NEWBORN

Year	Event
1926	Rainier Pulp and Paper Company founded
1931	Partnered with DuPont to produce cellulose for rayon fibers **renamed Rayonier**
1939	Fernandina Beach plant opens
1954	Jesup plant Started
1950s	First viscose grades at Tartas
1960s	Co-developed "fluff" pulp with J&J
1970s	Acetate growth due to cigarette filters and photographic film
1980s	First high IV ethers grades in Temiscaming
1990s	Acetate for LCD applications
2000s	Novathin® cores developed for absorbent materials market
2014	Rayonier Advanced Materials becomes stand alone company
2017	Rayonier Advanced Materials acquires Tembec

RAYONIER
Advanced Materials.

46

   History of Innovation  47  47

 New Product Portfolio   48  20% of revenue derived from new products produced in past 5 years$15 million of EBITDA improvement from 2018-2020$6 million achieved in 2018   GOALS:  48

Two recent new product launches

OptiSilk	Biofloc XV 20
Novel cost effective technology for viscose pulp production	The highest viscosity wood based cellulose on the market
Southern pine fiber	Viscosity = 1,800 ml/g+
Increased throughput at viscose plants when blended with normal hardwood viscose pulp	Expands the market for RYAM ethers grades
2018 revenue = $76 million	Competes with cotton linter pulp in demanding construction applications
Jesup Plant	Tartas Plant

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High Purity Cellulose Growth Drivers

- Industry leading product portfolio
- Long-term customer partnerships
- New product pipeline
- Cellulose Specialties Price stabilization in 2019
- Go-to-Market strategy matches assets to markets and drives price and margin improvement
- Positioned to grow long-term EBITDA mid-to-high single digits

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 High Purity Cellulose Manufacturing  Bill ManzerSVP, Manufacturing Operations

 Fernandina , Florida 1939Jesup , Georgia 1954Temiscaming, Quebec 1973 (Tembec start)Tartas ,France 1996 (conversion to CS)  Decades of Learning and Developing  52  4 Sites, 6 HPC lines, 5 CS capable  52

 Multiple Production Lines and Products  Customized for each Customer application      Filter  Plastic  LCD/Film  Tire Cord  Casings  Acetate  Ethers/MCC  SpecialtyHigh Value  High Strength Viscose  Customer End Uses  Finishing  Pulping  Hardwood  Softwood  Kraft  Sulfite                                                  Bleaching  Food  Pharmaceuticals    The “Rayonier Advanced Material Recipe”    53

Global HPC Manufacturing Presence


Temiscaming, QC
Tartas, France
Jesup, GA
Fernandina, FL

Facilities	Capacity
Jesup, GA	575,000 MT
Fernandina Beach, FL	155,000 MT
Tartas, France	140,000 MT
Temiscaming, QC	150,000 MT

54

 RYAM Line  Wood  Tech  Capacity  Fernandina  Softwood  Sulfite  155,000   Jesup A  Hardwood/ Softwood  Kraft  330,000  Jesup B  Hardwood  Kraft    Jesup C*  Softwood  Kraft  245,000  Tartas  Softwood  Sulfite  140,000  Temiscaming  Softwood  Sulfite  150,000  A Global Leader in High Purity Cellulose    * Commodity Only  55   775,000 MT Cellulose Specialties Capacity + 245,000 MT Commodity Capacity= > 1,000,000 MT Total Capacity

 Cost to Produce  Wood FiberU.S. Southern PineU.S. Southern HardwoodFrance Maritime PineCanada Spruce, Pine and Fir from lumber chipsChemicalsCausticSulfurEnergyBiofuelNatural Gas  Average Cost* across High Purity Cellulose Segment  * Varies by location  56

 Cellulose Specialties Asset Alignment    Acetate  Ethers  MCC  Nitration  Other CS  Commodity  Temiscaming              Tartas              Jesup A              Jesup B              Jesup C              Fernandina              57  57  Other CS includes filtration, casings and tire cord products  Today     MCC Regulated in Temiscaming

 Cellulose Specialties Asset Alignment    Acetate  Ethers  MCC  Nitration  Other CS  Commodity  Temiscaming              Tartas              Jesup A              Jesup B              Jesup C              Fernandina              58  58  Other CS includes filtration, casings and tire cord products  Today     MCC Regulated in Temiscaming

 Cellulose Specialties Asset Alignment    Acetate  Ethers  MCC  Nitration  Other CS  Commodity  Temiscaming              Tartas              Jesup A              Jesup B              Jesup C              Fernandina              59  59  Other CS includes filtration, casings and tire cord products  Today     MCC Regulated in Temiscaming

 Cellulose Specialties Asset Alignment    Acetate  Ethers  MCC  Nitration  Other CS  Commodity  Temiscaming              Tartas              Jesup A              Jesup B              Jesup C              Fernandina              60  60  Other CS includes filtration, casings and tire cord products  Today     MCC Regulated in Temiscaming

 Cellulose Specialties Asset Alignment    Acetate  Ethers  MCC  Nitration  Other CS  Commodity  Temiscaming              Tartas              Jesup A              Jesup B              Jesup C              Fernandina              61  61  Other CS includes filtration, casings and tire cord products  Today     MCC Regulated in Temiscaming

 Continuous Improvement  Cost Savings by Area  $140 million  58% of $140 million cost transformation savings from manufacturing  Key Areas of Manufacturing FocusChemical ReductionsEnergy EfficiencyMaintenanceWood Procurement  62

 Fundamentals of Continuous Improvement   Everything we do is a processContinuous Improvement is a part of everything we do; it is not a separate activityIt is all about Teams, at all levelsStandard work is critical to building and sustaining Continuous ImprovementVisual Management is key to highlighting actuals to standards and expectationsGo see where the work is done  63  Every person, every day, driving continuous improvement

Maintenance Capital Process

A Rigorous and disciplined system

$80 Million annual High Purity Cellulose budget
$100 Million RYAM total budget

Maintenance Capital Process

- Compliance requirements
- Maintain operations
- 5 Year Plan
- Prioritized risk ranking
- Executive review



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Strategic Capital Process

- **Strategic projects**
- **High-return projects**
- **2018-2020 capital plans***
  - $30 million of capital, net
  - $15 million annual EBITDA improvement**



High Purity Cellulose Strategic Capital benefits both Investment Pillar and Cost Transformation Pillar, depending on size and scope

** *Additional EBITDA benefits extend beyond 2020*

65

High Purity Cellulose – Key Highlights

- Core-business contributes greater than 50% of Company EBITDA
- Long successful history in this market with global customer relationships dating back over 90 years
- Most capable assets base in the industry
- Efficient operations built on continuous improvement processes successfully reduced significant cost with additional opportunities ahead
- Identified opportunities for high-return capital investments over the next several years
- History of innovation with New Products expected to generate over 20% of revenues in next 5 years
- Our Go-to-Market strategy will increase profit margins

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 QUESTIONS?  67

 High Yield Pulp  Ken DuffyVP, Sales & Marketing, High Yield Pulp

 Global Market - Paper Pulp  69  High Yield Pulp4.5 million MT (7%)  Total Demand 65 million MT   1) Excludes 60 MT of internal sales.  Source: Brian McClay  69

High Yield Pulp Overview

- Two High Yield Pulp mills
  - ~60,000 MT sold internally to Temiscaming's Paperboard facility
- 100% hardwood grades
  - Maple & aspen
- Two main markets
  - Printing & Writing Paper
  - Paperboard
- Leader in FSC* certified pulp

Facility Details

High-Yield Pulp	tonnes
Hardwood high-yield - Temiscaming, QC	300,000
Hardwood high-yield - Matane, QC	270,000
Total	**570,000**


Matane, QC
Temiscaming, QC

** Forest Stewardship Council*

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 Pulp Sales Mix  71            Diversified customer baseNorth America customer mix growingChinese market share has decreased to 38% from 50% over the last few years  2018 Sales by Region  2018 Sales by End Use  71  Top 10 Customers = 70% of salesLargest Customer = 10% of sales

 Major Paper-Grade Market Pulp Capacity Changes  72  Source: Hawkins Wright. Announced capacity changes only, not committed.  65 MT Global Market Pulp  No significant announced capacity expansions expected until 2021  (000) MT’s  72  2% Demand Growth = 1.3 Million MT per year

   73   Source: Brian McClay & Associates Inc. - February 15, 2019  Favorable Market Conditions  73  Quarterly NBSK/BEK US$ List Prices in ChinaCIF Chinese Port, Actual Prices Through Q3 2018  Positive supply-demand outlook No new major capacity additions expected until 2021Pulp demand forecasted to grow 2% per yearDemand growth concentrated in Asia, mainly in tissue and packaging sectorsOver 94% Shipment to capacity utilization   Source: PPPC

Attractive Mill Profiles

- **Low cost mills**
  - Both mills in second quartile
  - Delivered Costs < $475/tonne (CIF China)
  - Geographically located to deliver to key market
- **Low capital requirements**
  - Total CapEx of $3.5 million average per year
- **High cash flow conversion**



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Tembec

   Pulp Segment EBITDA  75  Note: 2014-2017 calendar year results based on Tembec published historical reported segments, converted to US Dollars

Pulp – Key Highlights

- **Versatile high yield pulp mills**
  - High-bulk maple and aspen desired fiber for paperboard and printing and writing markets
  - Leading producer of FSC Certified High Yield Pulp
- **Low cost producer**
  - 2nd Quartile on the cost curve
  - Favorable transportation options
- **Pricing strength forecasted for several years**
  - Positive supply-demand dynamics with minimal new announced capacity until at least 2021

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 Forest Products  Chris BlackSVP, Forest Products & Paper

Forest Products Overview

- Produce a wide range of commodity forest products used primarily for residential and commercial construction
  - Top 10 producer of lumber in US & Canada
- Manufactured products include SPF lumber, hardwood lumber, wood chips, and by-products
- Highly diversified customer base
- Leader in FSC-certified wood products
- Subject to final duties of 20.2%

Facility Details

SPF Lumber	Capacity (mbf)
Stud lumber - La Sarre, QC	135,000
Stud lumber - Cochrane, ON	125,000
Stud lumber - Kapuskasing, ON	105,000
Random lumber - Bearn, QC	110,000
Random lumber - Chapleau, ON	135,000
Random lumber - Hearst, ON	110,000
Total Spruce, Pine, Fir (SPF)	**720,000**
Specialty Wood	**mbf**
Hardwood lumber - Huntsville, ON	15,000



Kapuskasing, ON
Hearst, ON
Cochrane, ON
La Sarre, QC
Chapleau, ON
Bearn, QC
Huntsville, ON

2018 Lumber Sales by Geography



Canada 39%
US 61%

78

 M.S.R., #2 & Better  Stud Grade  No. 3, Economy  Premium Grades    Wood Usage by Different Grades   Random Length Mills  Stud Mills  79

   Internal Supply & Demand – Chips  Sawmill Chip Production   Chip Consumption   RYAM currently uniquely balanced   36%  bdmt = bone dried metric ton  80

   Lumber Market Outlook  Lumber consumption expected to grow slowly but steadily over the next several yearsSupply side constraints will hamper the North American industry’s ability to keep pace with growing consumptionTightening demand supply conditions along with increased higher cost imports should improve prices from lows we are currently experiencingUS housing starts key indicator  Source: RISI  81

 U.S./Canada Softwood Lumber Dispute  2018 Canadian exports to the U.S. fell 1,800 BBF to 13,500 BBFRepresents 28% U.S. market share (down from 30% in 2017)AD & CVD rates at 20.2%RYAM current deposits to December 31st total US$37 million.No ongoing negotiations and no agreement anticipated over the next 12 months. In the meantime, Canadian government continues to work on litigation through both USMCA and WTO.  82

Cost Position & Breakeven

Improving our competitive position over next two years


$420
With duties
$390
$377
Without duties
$347
400
300
200
Total Cash Cost $USD/mmbf
Q4 2018 Break Even*
2020 Projected Break Even*

*Break evens include $43/mmbf of duties based on constant current mix and geographical sales

2018-2020 Strategic Capital

- $30 million of investment with $15 million in returns
  - $8 million from cost reductions
  - $7 million from margin improvement

Reliability

- Increased reliability improves costs by $5 million
  - 604 MBF production in 2018
  - 680 MBF production forecast for 2020

Great Lakes historical average premium of $85-90/mmbf above the Western Index

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 Sawline Modernization  $10M InvestmentCost Improvement – Better log recovery through curve sawingCost Reduction $4MMargin Enhancement – Better quality products/more gradesPrice improvement $1M    84    $10 million Investment

   Forest Products Segment EBITDA  85  Note: 2014-2017 calendar year results based on Tembec published historical reported segments, converted to US Dollars

 Forest Products – Key Highlights   Well-managed and maintained FSC Certified wood basketOpportunity to lower our costs through investments and synergies at all sawmillsDemand/Capacity ratio of over 90% forecasts favorable conditions for sawmills  86

 Paper  Chris BlackSVP, Forest Products & Paper

 88  Video

Paperboard Overview

- **Printing Market**
  - Market optimization focused on improving board overall quality and cost structure and capitalizing on unique Folding Box Board (FBB) lightweight advantage
- **Packaging Market**
  - Enter market by developing higher caliper grades suited to the packaging folding boxboard segment with existing machine capabilities.

Facility Details	
Facilities	**Capacity**
Paperboard (Temiscaming)	180,000 MT



Temiscaming, QC

Sales By Geography



Canada
15%
United
States
85%

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Paperboard – RYAM Key End Markets



BUSINESS SEGMENTS
MARKET SEGMENTS
kallima
47%
42%
11%
Merchant
Sheeters/resellers
Printer
Commercial Printing
Commercial Material
Publishing
Lottery
Packaging
Packaging
Tobacco/Gum

END PRODUCTS

Commercial Material: Menus, Calendars, Writing pad covers, Inserts, Reply cards, Flyers, Greeting Cards, Door Hanger, Game Cards, Sports / Event Tickets, Playing Cards, Tags, Bottle Neck Hand Tags, Clothing Tags, Direct Mail, Banners, Presentation Folder, Posters, POP, Display Boxes / Trays, Coupons, Signage, End Cap Display, Business Cards, Envelopes, Marketing Collateral, Brochure, Paint chips

Publishing: Agendas, Directory Phone Book, Manuals, Book, Soft Cover Books, CD/DVD Covers

Lottery: Scratch tickets, Pull-tab tickets

Packaging: Folding Carton, Beverages Boxes, Cosmetics, Pharma, Food Packaging

Tobacco/Gum: Cigarette packs, Gum wrappers

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Paperboard - Market Drivers

Segments traditionally served by RYAM in decline; higher caliber segments growing	
Commercial print – Instant lottery – Gang run printing	Declining ~1%/yr[1] Stable in 2019[2]
Book publishing – eBooks and digital platforms	Declining 3-10%/yr[3]
Packaging (bleached cartonboard) – E-commerce (Amazon effect) – Transition from plastic to paper-based packaging – General state of the economy (durable and non-durable goods consumption and food service)	Growing ~5%/yr[4]

1. RISI North American Graphic Paper Forecast – 5 year, August 2018
2. RYAM Customer info
3. RISI North American Graphic Paper Forecast – 5 year and PPPC Data Analytics Study
4. RISI North American Paper Packaging Forecast – 5 year, September 2018

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 Paperboard Pricing History and Forecast  92  RISI online, February 2019  92  Market IndicatorsPrice Index, SBS coated 1 side, 16 pt, USD/MT

 Newsprint Overview  Newsprint has one facility located in Kapuskasing, ON Key markets include daily newspapers and commercial publications, as well as controlled bulk paper for mass-market paperback booksNewsprint markets are in decline due to global trends towards digital mediaThe Kapuskasing facility is well placed on the cost curve (first quartile)  Facility Details  Sales By Geography  Facilities  Capacity  Kapuskasing    Newsprint  205,000 MT  Key North American Producers  93

Newsprint Market Commentary

- Newsprint demand declining 10% year over year
- Similar trend in Bulky Book grades in book publishing markets
  - eBooks
  - Digital publishing
- Commercial print continues to decline
  - Advertising spend shifting to digital platforms
- Reduction in supply from high-cost producers exiting the market is tied to market prices
  - One mill closure every 12-18 months needed to maintain supply/demand equilibrium

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   Newsprint Pricing History and Forecast  Source: RISI online February 2019 and Company  Newsprint 48.8 gram, US East   95

 North American Newsprint Mill Cash Cost Curve    Canadian assets   U.S. assets  RED  BLUE   RYAM  GOLD  *source: PPPC and Company Data  1) Excludes the impact of lumber duties.  96  RYAM  Mill Cash Cost Curve

   Paper Segment EBITDA  97  Note: 2014-2017 calendar year results based on Tembec published historical reported segments, converted to US Dollars

 Paper – Key Highlights  PaperboardWell-established and highly-regarded Kallima brandStrong share in the large lottery ticket marketOpportunity to produce more products for the high growth packaging sectorNewsprintLow cost producer Diversifying into more stable commercial print and book markets Exploring low cost opportunities to produce other grades including packaging products In Newsprint, evaluating higher value products with no low or little capital investmentTotal Paper Segment, reduce costs from Cost Transformation/Synergies and strategic Investments  98

 Sustainability  Carla YetterVP, Environmental & Regulatory Affairs

 Renewable Business Cycle  100

   Forestry Stewardship  Knowledge and experienceResearch Community engagementConservationCertification  101

   Responsible Operations  Culture of Continuous ImprovementConserve resourcesReduce impactsEnergy focus  102

 People   The Foundation of SuccessCommitment to Safety Everyone injury-free everydayGrowing talent  103  103

 Communities  RYAM FoundationsEmployee involvementPartnerships with schoolsCommunity Advisory Councils  104

 Governance  Core ValuesCode of ConductBoard of Directors  105  105

 Turning the Renewable into the RemarkableTM  106  106

 Looking Forward  107

 www.rayonieram.com  108  108

 QUESTIONS?  109

 Strategic Pillars of Growth    Frank RupertoChief Financial Officer and SVP, Finance & Strategy

   Rapidly reshape the company’s cost position  Maximize earnings by optimizing product and market mix  Develop a pipeline of customer-valued new product and service offerings  Create a faster growing business with disciplined and balanced capital allocation  Investments /   RYAM Strategic Pillars  Investments  CostTransformation  MarketOptimization  NewProducts  111

 Cost Transformation  Rapidly reshape the company  Achieve a sustainable globally competitive cost position in any market environment through continuous improvement and creativity that enables our customers, company and employees to pursue growth opportunities  VISION  MISSION  112  CostTransformation

 Legacy Cost Transformation Complete  *Cost Transformation improvements before inflation and changes in commodity prices  $140 million of Cost Transformation achieved from 2015-2018  113

   Cost Transformation Management Structure  Cross-functional leadership team with the common objective to drive performance  Manage portfolio of actions – address risks & clear hurdles – Continuous Improvement  1) Team aligned on common performance incentives.  114

   ($ million)  Cost Transformation Improvements  Significant Cost Transformation EBITDA improvement since 2015      $90 Cost Transformation  $75 Cost Transformation“Synergy”  115

 Granite Considerations---Granite Overview  By Functional Area  *Synergies expected to be realized over a 3 year period  $75 million*   By Operating Segment  Cost Transformation Synergies  Significant Synergies across business with less than 1x cash costs to achieve  116

Integration Progress for Tembec

Day 1 of Acquisition:

- New management team and organizational structures in place
- Few integrated business processes
- Disparate technology systems
- Started to push towards One Company, One Team culture
- Backoffice inefficiencies
- Kicked off global improvement team “Synergy Focus”
- Focus on business continuity

Day 365+ of Acquisition

- Major progress in key business processes standardized
- Implementing Global ERP technology with priority in HPC
- Actively managing 300+ cost transformation ideas and actions globally
- $28 million in Cost Transformation synergy realized in 2018
- Improving Backoffice cost effectiveness

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Strategic Sourcing

Strategic Sourcing changes have led to significant savings opportunities

- 2016 - Move to Strategic Sourcing model (11 Step Process)
- 2017 – Focus on improving sourcing opportunities
  - Expanded our Sourcing organization
  - Developed, trained and implemented a Strategic Souring process across the legacy RYAM company
  - Legacy project has generated $16 million in savings to-date
- 2018 - Begin integrating Tembec into Strategic Sourcing process.
- Expected to generate 35% of synergies, including supply chain
- Offset rising costs high inflation periods and deliver growth in low inflation periods.

Approximate Spend by Category


INDIRECT
$ 89MM
(10%)
DIRECT
$ 252MM
(29%)
LOGISTICS
$ 150MM
(17%)
ENERGY
$ 155MM
(18%)
MANUFACTURING
$ 223MM
(26%)

Category	Comments
Directs (Chemicals)	Projects built around new scale and market expertise
MFG (Eqpt & Service)	Longer lead times with complex implementations
Indirects (Support Service)	Quick wins that require significant change management
Logistics	Continuous optimization and sourcing strategy
Energy	Regulated industry and specialty knowledge

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Cost Transformation – Examples

Corporate and Backoffice synergies

- Eliminate redundancy in management teams
- Implement technology to automate transactional business processes
- Outsource certain transactional or support function to be more cost effective and efficient
- Drive functional back office costs to industry bench marks
- Expected to generate approximately 15% of targeted synergies

Distribution of Synergy by Area



33%
34%
8%
25%
Redundant Company
Human Resources
Technology
Finance

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 Market Optimization  Maximize earnings by optimizing product and market mix  Identify and achieve optimum sustainable sales mix based on RYAM production capabilities, end markets and customer attractiveness  VISION  MISSION  120  MarketOptimization

Go-to-Market Strategy

Commercial Actions and Realignment of Assets Drive Long-Term EBITDA Growth

- Review Cellulose Specialties volumes to improve margins
- Reduce exposure to acetate and grow with the market in ethers and other CS
- Exit lowest margin business
- Realign production assets
- Goal to reverse price declines from previous 5 years
- Stabilize HPC segment and improve price, margins and EBITDA
- Go-to-Market Strategy aligned with and supports Market Optimization goal of generating $15 million in EBITDA by 2020

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 New Products  Develop a pipeline of customer-valued new product and service offerings  Improve profitability by generating 20% of sales from new products developed in the prior five years  VISION  MISSION  122  NewProducts

 New Products Goals  Focus on developing high value, cellulosic productsLeverage specific cellulose knowledge and production capabilities to identify new opportunitiesDerive 20% of revenues from new products within 5 yearsDeliver $15 million in EBITDA by 2020; $6 million realized in 2018Continue to develop a pipeline of products  RYAM’s New Products Pillar is anticipated to generate approximately $15 million in opportunities across the portfolio through 2020  123

 Investments  Create a faster growing business with disciplined and balanced capital allocation  Allocate capital in a disciplined and balanced method focused on manufacturing assets, managing debt levels and investing for risk adjusted returns to drive shareholder value  VISION  MISSION  Investments  124  Investments

 Investments Goals  Benefit from Quebec Tariff L program to return 40% of capital spent on qualified provincial investments  RYAM has significant opportunities to invest capital in its existing business and generate high returns  125  $45million      Forest Products  High Purity Cellulose   $25million

 Portfolio Evaluation  Portfolio became more diverse with Tembec acquisitionSome assets are integrated with the core High Purity Cellulose businessFormal asset reviewEvaluating highest value owner for certain commodity assets (RYAM or Other)RYAM is prepared to operate and invest in all assets in its current portfolio  126  Evaluating strategic alternatives for certain commodity assets  126

 Disciplined Capital Allocation    Maintain Assets  $100-110 million of annual capex  Adjusted Free Cash Flow  Return of Capital to Shareholders  Stock buybacks and dividends to maximize long-term shareholder returns  External Strategic Investments  Acquisitions and other investments to complement core business  Investment in the Company  High-return projects designed to enhance competitive position and drive EBITDA growth     Reduce Leverage  Target 2.5x Net Leverage  Value Driven Approach focused on Risk Adjusted Returns on Invested Capital  Cash Flow From Operations  127

2018 Capital Resources & Allocation

Disciplined Allocation of Adjusted Free Cash Flow



19%
28%
29%
24%
Dividends
Debt Repayments
Strategic Capital
Equity Repurchases

Excludes proceeds from Resins business

- Debt Repayments of $46 million
- Strategic Capital of $37 million
  - $9 million for LignoTech Florida
  - $17 million toward Investment pillar
  - $11 million toward Cost Transformation pillar
- Dividends of $29 million
  - 7¢ per quarter on common shares
  - $2.00 per quarter on preferred shares*

    ** Preferred shared convert to common in August 2019*
- Equity Repurchases of $43 million
  - Utilized $40 million of $100 million share buyback authorization

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 Stable and Balanced Capital StructureAs of December 31, 2018    Outstanding  Leverage  Interest Rate  Maturity  Cash  $109           Term Loan A-1  $160    LIBOR +2.00%  November 2022     Term Loan A-2  $439    LIBOR +1.75%*  November 2024     Other Secured Debt  $98     Average ~6%  2019-2028  Total Secured Debt  $697  1.9x         Senior Notes  $496    5.50%  June 2024  Total Debt  $1,193  3.3x      Net Debt  $1,084  3.0x      Adjusted EBITDA  $364        % of Fixed Net Debt**  73%        Includes 0.6% benefit from cash patronage** Fixed Net Debt includes $200 million of floating to fixed rate hedges that expire in November 2020  129

   Granite Considerations---Granite Overview  Strategic Pillars of Growth  $61 million* generated in 2018;On track to deliver $155* million from 2018-2020  *Includes $25 million from Legacy Cost Transformation initiative  Cost Transformation  Reduced costs by $53 million$25 million from legacy plan$28 million from synergiesEstablished Global Improvement Team (GIT) to capture remaining $47 million of costs  New Products  2 commercialized products brought to marketOptisilk – lower cost viscoseXV20 – ultra-high viscose ethers$6 million of incremental EBITDA  Market Optimization  Integrated businesses to make right product in right locationEstablished centers of excellence for sales and manufacturing to drive future value  Investments  $37 million of strategic capital$45 million of debt reduction$72 million of capital returned$29 million of dividends$43 million from buybacks  130

 Strategic Pillars Tracking  *Cost improvements before inflation and changes in commodity prices  $155 million EBITDA* opportunity by end of 2020$61 million captured in year 1 of 3 year plan$45 million targeted in 2019  $100million  $15 million    $53 millionCaptured  $1 million Captured  $6 millionCaptured  $1 millionCaptured----$10 millionRun Rate  GOAL  $15 million  $25 million    2018  2019  2020      *Includes $25 million from Legacy Cost Transformation initiative as described in slide 12  131

 Closing Comments    Paul Boynton Chairman, President & Chief Executive Officer

 Granite Considerations---Granite Overview  Strategy to Drive Growth & Shareholder Value  Go-to-Market Strategy  Strategic Pillars  Capital Allocation  Portfolio Evaluation  Launch new “Go-to-Market” strategy designed to:Improved Cellulose Specialties price and marginRealign assets to market needs and sales mixDrive long-term High Purity EBITDA growth  Improve the competitive positioning through the Four Strategic Pillars- Cost transformation - Market optimization- New products - Prudent investments  To include:Formal asset reviewDetermine market value of business segmentsCapture highest value for shareholders  Employ a disciplined and balanced capital allocation strategy focused on:Debt paydownRe-investment Return of capital to shareholders  Achieve long-term EBITDA growth in High Purity Cellulose of mid to high single digits  Evaluate strategic alternatives for certain commodity assets  Disciplined allocation supports shareholder value  133

 QUESTIONS?  134

 Appendix

   Granite Considerations---Granite Overview  Presenters  Paul BoyntonChairman, President & CEO  136  Mr. Boynton is Chairman, President and CEO of the Company, a position he has held since June 2014. Previously he held a number of positions of increasing responsibility with Rayonier Inc., including Senior Vice President, Performance Fibers from 2002 to 2008, Senior Vice President, Performance Fibers and Wood Products from 2008 to 2009, Executive Vice President, Forest Resources and Real Estate from 2009 to 2010, President and Chief Operating Officer from 2010 to 2011, President and CEO from January 2012 to May 2012 and Chairman, President and CEO from May 2012 to June 2014. Mr. Boynton joined Rayonier Inc. as Director, Specialty Pulp Marketing and Sales in 1999. Prior to joining Rayonier Inc., he held positions with 3M Corporation from 1990 to 1999, including as Global Brand Manager, 3M Home Care Division. Mr. Boynton serves on the Board of Directors of The Brink’s Company, is also a member of the Board of Governors and its Executive Committee of the National Council for Air and Stream Improvement, a member of the Board of Directors of the National Association of Manufacturers and a member of the Board of Directors of the Federal Reserve Bank of Atlanta’s Jacksonville Branch. From 2012 until 2014 Mr. Boynton also served as a director of Rayonier Inc. He holds a bachelor’s degree in Mechanical Engineering from Iowa State University, an MBA from the University of Iowa and graduated from the Harvard University Graduate School of Business Advanced Management Program.  Erin M. ByersSVP, High Purity and High Yield Cellulose Business  Dr. Byers joined Rayonier Inc. in September 1988 as Senior Research Specialist for R&D. In May 1993, he transferred to the Sales and Marketing group as a Technical Marketing Representative and in May 2007, he was promoted to Director, Cellulose Specialties. In November 2009, he was promoted to Vice President, Sales, Marketing and Research, a position he held until June 2014. Following our 2014 spinoff, Dr. Byers was appointed Vice President, Sales, Marketing and Research of the Company and was elected to his current position effective December 1, 2017. Dr. Byers holds a bachelor’s degree in Paper Science from the State University of New York and a master’s and PhD from the Institute of Paper Chemistry.

   Granite Considerations---Granite Overview  Presenters  Bill ManzerSVP, High Purity Cellulose  137  Ken DuffyVP, Sales & Marketing High Yield Pulp   Mr. Manzer joined Rayonier Inc. as Vice President, Manufacturing Operations in January 2011, a position he held until June 2014.  Following our 2014 spinoff, Mr. Manzer was appointed to his current position for the Company.  Prior to joining Rayonier Inc., from September 2001 to December 2010, he was employed in various senior manufacturing roles for Fraser Papers (a manufacturer of specialized printing, publishing and converting papers) and most recently was Senior Vice President, Business Strategy and Projects. Previously, Mr. Manzer worked from January 1991 to August 2001 for Champion International and from June 1980 until December 1991 for Fraser Papers in various pulp and paper manufacturing roles. His responsibilities have included pulp and paper mills in the US and Canada.  Mr. Manzer holds a bachelor’s degree in chemical engineering from the University of Maine, Orono.  Ken joined Rayonier Advanced Materials in November 2017 with the acquisition of Tembec. During the last 30 years, he has been involved in sales and marketing in different aspects of the pulp and paper industry. Together with the sales, marketing and technical service group, he is responsible for the global sales strategy for Rayonier Advanced Materials’ High-Yield pulp business. Joining Tembec in 2011 as Vice President, Sales (High Yield Pulp), Ken and the team worked hard to expand the High-Yield Pulp customer base. In 2013, Ken took on additional responsibilities when the softwood kraft sales group was combined with high-yield pulp to create the paper pulp sales group. In 2016, the Newsprint Sales group was also added to his area of responsibility. Prior to joining Tembec, Ken held various sales and technical service positions of increasing responsibility in the specialty chemicals sector, almost exclusively dedicated to the pulp and paper industry. Mr. Duffy earned a Bachelor’s Degree in Applied Science (Chemical Engineering) from the University of Toronto in 1987.

   Granite Considerations---Granite Overview  Presenters  Chris BlackSVP, Forest Production & Paper   138  Carla YetterVP, Environmental & Regulatory Affairs   Mr. Black joined Rayonier Advanced Materials in 2017 as Senior Vice President, Forest Products, Paper and Board Business, following the acquisition of Tembec. Prior to the acquisition, Mr. Black was Executive Vice President, Forest Products, Pulp and Paper at Tembec. Mr. Black began his career in 1983 with Kimberly-Clark Corporation where, over a ten-year period, he held increasingly senior positions in finance and marketing. In 1992, he joined Navistar as Director of Marketing and continued in the heavy truck industry in several sales and general management roles until joining Tembec in 2000. Mr. Black joined Tembec as Vice President, Sales and Marketing, Newsprint Division and was appointed Executive Vice President, Forest Products, Pulp and Paper in 2013. He holds a B.A. in Economics and a M.B.A. (Finance) from York University in Toronto.  Ms. Yetter serves as Rayonier Advanced Materials' Vice President of Environmental Affairs overseeing all environmental matters for the company. With more than 25 years of environmental engineering, law and government relations experience, Yetter leads a team of 7 professionals providing counsel to company leaders and addressing issues related to air, water, waste, remediation and environmental policy. Yetter chairs the company's Sustainability Council and has served on the Talent Management Council.

   Granite Considerations---Granite Overview  Presenters  139  Frank RupertoCFO & SVP of Finance and Strategy   Mr. Ruperto joined Rayonier Inc. in March 2014 as Senior Vice President, Corporate Development and Strategic Planning, a position he held until June 2014. Following our 2014 spinoff, he was appointed to the same position at the Company and was appointed to his current position in November 2014. Prior to joining Rayonier Inc., from 2003 to 2012, he served as Managing Director, Mergers and Acquisitions for Banc of America Securities and, subsequent to their merger, Bank of America Merrill Lynch (each a consumer banking and financial services provider).  From 1996 to 2003, Mr. Ruperto held various positions at Merrill Lynch & Co. including Managing Director, Mergers & Acquisitions.  Prior to that, Mr. Ruperto was an Associate with Kidder Peabody & Co./PaineWebber Inc. from 1993 to 1995 and with Smith Barney Inc. from 1995 to 1996.  From 1988 to 1991, he was a Corporate Finance Analyst with Alex. Brown & Sons Inc.  Mr. Ruperto received a Bachelor of Arts with a concentration in economics from Harvard College and holds an MBA, with a major in finance, from The Wharton School of Business at The University of Pennsylvania.  Mickey WalshTreasurer & VP of Investor Relations   Mr. Walsh joined Rayonier Advanced Materials in 2013 as Treasurer and added the role of Vice President, Investor relations to his responsibilities in 2015. He currently sits on the board for LignoTech Florida, and has done so since 2015. Prior to joining Rayonier, Mickey was Vice President of Cenveo, Inc. From 2007 to 2010 he was Assistant Treasurer and, from 2005 to 2007 he served as Treasury Director. Prior to his tenure at Cenveo he served held roles at International Paper Company as Senior Analyst, Global Market Risk and Applera Corporation as Senior Treasury Analyst and Foreign Exchange Analyst. Mr. Walsh holds a BS in Business Administration from Stonehill College and an MBA from the University of Connecticut and is a Certified Treasury Professional.

   EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP measure used by our Chief Operating Decision Maker, existing stockholders and potential stockholders to measure how the Company is performing relative to the assets under management. Adjusted EBITDA is defined as EBITDA adjusted for items management believes do not represent core operations. Management believes this measure is useful to evaluate the Company's performance.Adjusted Free Cash Flows is defined as cash provided by operating activities adjusted for capital expenditures excluding strategic capital. Adjusted free cash flows is a non-GAAP measure of cash generated during a period which is available for dividend distribution, debt reduction, strategic acquisitions and repurchase of our common stock. Adjusted free cash flows is not necessarily indicative of the adjusted free cash flows that may be generated in future periods. Adjusted Net Debt is defined as the amount of debt after the consideration of the original issue discount, premiums, and debt issuance costs, less cash. Adjusted net debt is a non-GAAP measure of debt and is not necessarily indicative of the adjusted net debt that may occur in future periods.Adjusted Operating Income is defined as operating income adjusted for severance expense, acquisition related costs and fair market valuation of inventory.Adjusted Net Income is defined as net income adjusted net of tax for gain on bargain purchase, acquisition related costs, severance expense, fair market valuation of inventory, U.S. tax reform impact, and loss (gain) on derivative.Available Liquidity is defined as the funds available under the revolving credit facility and term loans, adjusted for cash on hand and outstanding letters of credit.   Definitions of Non-GAAP Measures  140

Reconciliation of Non-GAAP Measures

($ Millions)

Twelve Months Ended:	Forest Products	Pulp	Paper	High Purity Cellulose	Corporate & Other	Total
December 31, 2018						
Net Income	$ 22	$ 96	$ 40	$ 118	$ (148)	$ 128
Depreciation and amortization	7	4	18	119	—	148
Interest expense, net	—	—	—	—	60	60
Income tax expense	—	—	—	—	44	44
EBITDA	$ 29	$ 100	$ 58	$ 237	$ (44)	$ 380
Gain on bargain purchase	2	—	—	(2)	(20)	(20)
Severance	—	—	—	—	4	4
Adjusted EBITDA	$ 31	$ 100	$ 58	$ 235	$ (60)	$ 364
December 31, 2017						
Net Income	$ —	$ 4	$ —	$ 117	$ 204	$ 325
Depreciation and amortization	1	1	2	93	—	97
Interest expense, net	—	—	—	—	38	38
Income tax expense	—	—	—	—	20	20
EBITDA	$ 1	$ 5	$ 2	$ 210	$ 262	$ 480
Acquisition related costs	—	—	—	—	34	34
Inventory write-up to fair value	5	6	6	6	—	23
Gain on bargain purchase	—	—	—	—	(317)	(317)
Gain on derivative instrument	—	—	—	—	(8)	(8)
Adjusted EBITDA	$ 6	$ 11	$ 8	$ 216	$ (29)	$ 212

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 Reconciliation of Non-GAAP Measures($ Millions)    December 31, 2018  December 31, 2018      December 31, 2017  December 31, 2017    Adjusted Net Debt Reconciliation                Current maturities of long-term debt  $  15      $  9    Long-term debt & capital lease obligation    1,173        1,232    Total debt  $  1,188      $  1,241    Original issue discount, premiums and debt issuance costs    5        5    Cash and cash equivalents    (109)      (96)  Adjusted Net Debt  $  1,084      $  1,150                                    142

 Reconciliation of Non-GAAP Measures($ Millions)    December 31, 2018  December 31, 2018      December 31, 2017  December 31, 2017    Adjusted Free Cash Flows:                Cash provided by operating activities    247        130    Capital expenditures    (95)      (65)  Adjusted Free Cash Flows  $  152      $  65    143

Reconciliation of Reported to Adjusted Earnings

($ Millions, except per share amounts)

	Three Months Ended						Twelve Months Ended			
	December 31, 2018		September 29, 2018		December 31, 2017		December 31, 2018		December 31, 2017	
Adjusted Operating and Net Income (a):	**$**	**Per Diluted Share**	**$**	**Per Diluted Share**	**$**	**Per Diluted Share**	**$**	**Per Diluted Share**	**$**	**Per Diluted Share**
Operating Income (b)	$ 29		$ 56		$ 1		$ 198		$ 61	
Severance expense	—		4		—		4		—	
Acquisition related costs	—		—		21		—		34	
Inventory write-up to fair value	—		—		23		—		23	
Adjusted Operating Income (b)	$ 29		$ 60		$ 45		$ 201		$ 118	
Net Income	$ 13	$ 0.18	$ 38	$ 0.60	$ 295	$ 5.01	$ 128	$ 1.96	$ 325	$ 5.81
Severance expense	—	—	4	0.06	—	—	4	0.06	—	—
Gain on bargain purchase	—	0.01	(6)	(0.10)	(317)	(5.37)	(20)	(0.31)	(317)	(5.66)
Acquisition related costs	—	—	—	—	21	0.36	—	—	34	0.61
Inventory write-up to fair value	—	—	—	—	23	0.39	—	—	23	0.41
Loss (gain) on derivative instrument	—	—	—	—	8	0.14	—	—	(8)	(0.14)
U.S. tax reform impact	—	—	—	—	11	0.19	—	—	11	0.20
Tax effects of adjustments	—	—	(1)	(0.02)	(12)	(0.22)	(1)	(0.01)	(11)	(0.21)
Dilutive impact of Preferred Stock	—	—	—	—	—	—	—	—	—	(0.05)
Adjusted Net Income	$ 13	$ 0.19	$ 35	$ 0.54	$ 29	$ 0.50	$ 111	$ 1.69	$ 57	$ 0.97

(a) Adjusted operating income and adjusted net income are not necessarily indicative of results that may be generated in future periods.

RAYONIER Advanced Materials

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